UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of earliest event reported: June 17, 2009
PetSmart, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)
(623) 580-6100

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.4
EX-3.5

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Approval of Executive Short-Term Incentive Plan
     On June 17, 2009, at the 2009 Annual Meeting of the Stockholders of PetSmart, Inc., our stockholders approved an amendment to our Executive Short-Term Incentive Plan, or ESTIP, to modify the eligible performance criteria under the ESTIP to include net year-end cash, as set forth in our audited financial statements, as adjusted.
     A summary of the terms of the ESTIP is set forth in our definitive proxy statement for the 2009 Annual Meeting filed with the Securities and Exchange Commission on May 4, 2009. The summary in the definitive proxy statement and the description of the ESTIP contained herein are qualified in their entirety by reference to the full text of the ESTIP which is filed as Appendix B to the definitive proxy statement.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment to Certificate of Incorporation and Bylaws
     Our Restated Certificate of Incorporation and Bylaws provide that our Board of Directors be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term.
     On June 17, 2009, at the 2009 Annual Meeting of the Stockholders of PetSmart, Inc., our stockholders approved a certificate of amendment to our Restated Certificate of Incorporation, or the Certificate of Amendment, to declassify the Board of Directors and provide for the annual election of all directors. The Certificate of Amendment was filed with the Secretary of State of the State of Delaware on June 23, 2009 and was effective as of such date. Pursuant to the Certificate of Amendment, directors who have been elected to three-year terms prior to the filing of the Certificate of Amendment (including directors elected at the 2009 Annual Meeting) will complete those terms. Thereafter, their successors will be elected to one-year terms and from and after the 2012 Annual Meeting, all directors will stand for election annually.
     Our Board of Directors had previously approved a similar amendment to our Bylaws to eliminate the Board of Director’s classified structure which became effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.
Item 9.01 Financial Statements and Exhibits.
(d)

Exhibit
Number	Description

3.4	Certificate of Amendment of Restated Certificate of Incorporation of PetSmart

3.5	Bylaws of PetSmart, as amended

10.1(1)	Executive Short-Term Incentive Plan

(1)	Incorporated by reference from Appendix B to PetSmart, Inc.’s definitive proxy statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 4, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.
	By:	/s/ J. Dale Brunk
Dated: June 23, 2009		J. Dale Brunk
Vice President, Deputy General Counsel, and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

3.4	Certificate of Amendment of Restated Certificate of Incorporation of PetSmart

3.5	Bylaws of PetSmart, as amended

10.1(1)	Executive Short-Term Incentive Plan

(1)	Incorporated by reference from Appendix B to PetSmart, Inc.’s definitive proxy statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 4, 2009.